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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and/or Dawne S. Hickton, or either of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as either or both of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder in connection with the issuance of 155,540 shares of common stock by RTI International Metals, Inc.


IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of March, 1999.

                                                 /s/  Timothy G. Rupert
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                                                 /s/  John H. Odle
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                                                 /s/  Craig R. Anderson
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                                                 /s/  Neil A. Armstrong
                                                ------------------------------

                                                 /s/  Daniel I. Booker
                                                ------------------------------

                                                 /s/  Ronald L. Gallatin
                                                ------------------------------

                                                 /s/  Charles C. Gedeon
                                                ------------------------------

                                                 /s/  Robert M. Hernandez
                                                ------------------------------

                                                 /s/  Wesley W. von Schack
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